Exhibit 99.3

                                 FIRST AMENDMENT

      First Amendment, dated as of October 7, 2002 (this "Amendment"), to the 5-Year Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among CIT GROUP INC. (f/k/a THE CIT GROUP, INC.), a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties thereto (the "Banks"), J.P. MORGAN SECURITIES INC. (f/k/a CHASE SECURITIES INC.), as sole arranger and book manager (in such capacity, the "Arranger"), BARCLAYS BANK PLC, BANK OF AMERICA, N.A., CITIBANK, N.A. and MIZUHO CORPORATE BANK, LTD. (f/k/a THE DAI-ICHI KANGYO BANK, LIMITED), as syndication agents (in such capacity, the "Syndication Agents") and JPMORGAN CHASE BANK (f/k/a THE CHASE MANHATTAN BANK), as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, the Company, the Banks, the Arranger, the Syndication Agents and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, the Company has entered into a credit agreement dated as of October 7, 2002 among the Company, the banks parties thereto, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as syndication agents, and JPMorgan Chase Bank, as administrative agent (the "2002 364-Day Agreement").

      WHEREAS, it is a condition precedent to the 2002 364-Day Agreement that certain provisions of the Credit Agreement be amended as hereinafter set forth;

      WHEREAS, the Company has requested that the Banks agree to so amend the Credit Agreement; and

      WHEREAS, the Banks have agreed to such requested amendment but only on the terms and conditions contained in this Amendment.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

      SECTION 2. Amendment to Subsection 1.1 (Defined Terms) of the Credit Agreement. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition:

            "Related Facilities Agreements": (i) the 364-Day Credit Agreement, dated as of October 7, 2002 among the Company, as borrower, the banks parties thereto,

      Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as syndication agents and JPMorgan Chase Bank, as administrative agent, (ii) the 5-Year $765,000,000 Credit Agreement dated as of April 13, 1998, among Capita Corporation (f/k/a AT&T Capital Corporation), as borrower, CIT Financial Ltd. (f/k/a Newcourt Credit Group Inc.) and Newcourt Credit Group USA Inc., as guarantors, the Banks parties thereto, JPMorgan Chase Bank (a successor to Morgan Guaranty Trust Company of New York), as administrative agent, Canadian Imperial Bank of Commerce, as syndication agent, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Deutsche Bank AG, New York Branch, as co-documentation agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as arrangers, and (iii) the Canadian $500,000,000 364-Day Credit Agreement dated as of March 27, 2001, among CIT Financial Ltd., the banks parties thereto, Royal Bank of Canada, as administrative agent, and Canadian Imperial Bank of Commerce and JPMorgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada), as syndication agents.

      SECTION 3. Amendment to Subsection 2.11 (Applicable Interest Rate Margins, Facility Fee Rate and Utilization Fee) of the Credit Agreement. Subsection 2.11 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

            "Notwithstanding the foregoing, until the date on which all the amounts outstanding hereunder and under the Related Facilities Agreements shall have been repaid in full and no extensions of credit shall have been made hereunder or thereunder for a period of 30 days or longer: (i) the Applicable Margin for Eurodollar Rate Loans with respect to pricing level 1 above shall be equal to 42 basis points and the Utilization Fee with respect to pricing level 1 above shall be equal to zero basis points, (ii) the Applicable Margin for Eurodollar Rate Loans with respect to pricing level 2 above shall be equal to 51 basis points and the Utilization Fee with respect to pricing level 2 above shall be equal to zero basis points,
      (iii) the Applicable Margin for Eurodollar Rate Loans with respect to pricing level 3 above shall be equal to 65 basis points and the Utilization Fee with respect to pricing level 3 above shall be equal to zero basis points, (iv) the Applicable Margin for Eurodollar Rate Loans with respect to pricing level 4 above shall be equal to 75 basis points and the Utilization Fee with respect to pricing level 4 above shall be equal to zero basis points and (v) the Applicable Margin for Eurodollar Rate Loans with respect to pricing level 5 above shall be equal to 90 basis points and the Utilization Fee with respect to pricing level 5 above shall be equal to zero basis points."

      SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on and as of the day and year first above written upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by each of the Company and the Required Banks.

      SECTION 5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Administrative Agent or the Banks except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

      SECTION 6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including counterparts delivered by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by telecopy shall be effective as an original for all purposes.

      SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      CIT GROUP INC. (f/k/a THE CIT GROUP, INC.)

                                      By: /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:  Glenn A. Votek
                                          Title: Executive Vice President,
                                                 Treasurer

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      JPMORGAN CHASE BANK, as
                                         Administrative Agent and as a Bank

                                      By: /s/ Roger Parker
                                          --------------------------------------
                                          Name:  Roger Parker
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BANK OF AMERICA, N.A.

                                      By: /s/ Joan D'Amico
                                          --------------------------------------
                                          Name:  Joan L. D'Amico
                                          Title: Managing Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BARCLAYS BANK PLC

                                      By: /s/ Alison McGuigan
                                          --------------------------------------
                                          Name:  Alison McGuigan
                                          Title: Associate Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: CITIBANK

                                      By: /s/ Robert B. Goldstein
                                          --------------------------------------
                                          Name:  Robert B. Goldstein
                                          Title: Managing Director
                                          Address: 388 Greenwich Street
                                                   22nd Floor
                                                   (212) 816-3776
                                                   GEID# 0000211936

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: CREDIT SUISSE FIRST BOSTON

                                      By: /s/ Jay Chall
                                          --------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                      By: /s/ Karl Studer
                                          --------------------------------------
                                          Name:  Karl Studer
                                          Title: Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: ABN AMRO BANK N.V.

                                      By: /s/ Neil R. Stein
                                          --------------------------------------
                                          Name:  Neil R. Stein
                                          Title: Vice President

                                      By: /s/ Nancy W. Lanzoni
                                          --------------------------------------
                                          Name:  Nancy W. Lanzoni
                                          Title: Group Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BANK ONE, N.A.

                                      By: /s/ Nelson Albrecht
                                          --------------------------------------
                                          Name:  Nelson Albrecht
                                          Title: Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      BNP PARIBAS

                                      By: /s/ Marguerite L. Lebon
                                          --------------------------------------
                                          Name:  Marguerite L. Lebon
                                          Title: Vice President

                                      By: /s/ Veronique Marcus
                                          --------------------------------------
                                          Name:  Veronique Marcus
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                     Name of Bank: DEUTSCHE BANK AG, NEW YORK
                                                   AND/OR CAYMAN ISLAND BRANCHES

                                     By: /s/ Gayma Z. Shivnarain
                                         --------------------------------------
                                         Name:  Gayma Z. Shivnarain
                                         Title: Director

                                      By: /s/ Kathleen Bowers
                                          --------------------------------------
                                          Name:  Kathleen Bowers
                                          Title: Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      SOCIETE GENERALE

                                      By: /s/ Charles D. Fischer, Jr.
                                          --------------------------------------
                                          Name:  Charles D. Fischer, Jr.
                                          Title: Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: UBS AG, STAMFORD BEACH

                                      By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                          Name:  Wilfred V. Saint
                                          Title: Associate Director
                                                 Banking Products Services, US

                                      By: /s/ Luke Goldsworthy
                                          --------------------------------------
                                          Name:  Luke Goldsworthy
                                          Title: Associate Director
                                                 Banking Products Services, US

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: WACHOVIA BANK

                                      By: /s/ Thomas L. Stitchberry
                                          --------------------------------------
                                          Name:  Thomas L. Stitchberry
                                          Title: Managing Director

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                     Name of Bank: LEHMAN COMMERCIAL PAPER, INC.

                                     By: /s/ Michele Swanson
                                         --------------------------------------
                                         Name:  Michele Swanson
                                         Title: Authorized Signatory

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: NATIONAL AUSTRALIA BANK LTD.

                                      By: /s/ William Schmid
                                          --------------------------------------
                                          Name:  William Schmid
                                          Title: Vice President
                                          ABN 12004044937

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BANK OF MONTREAL

                                      By: /s/ Ben Ciallella
                                          --------------------------------------
                                          Name:  Ben Ciallella
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      MIZUHO CORPORATE BANK, LTD.

                                      By: /s/ Martin T. McNeill Jr.
                                          --------------------------------------
                                          Name:  Martin T. McNeill Jr.
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      ROYAL BANK OF CANADA

                                      By: /s/ Scott Umbs
                                          --------------------------------------
                                          Name:  Scott Umbs
                                          Title: Manager

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      CIBC INC.

                                      By: /s/ Dominic J. Sorresso
                                          --------------------------------------
                                          Name:  Dominic J. Sorresso
                                          Title: Executive Director
                                                 CIBC World Markets Corp.,
                                                 as Agent

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                      New York and/or Cayman Islands Branch

                                      By: /s/ Stephen K. Hunter
                                          --------------------------------------
                                          Name:  Stephen K. Hunter
                                          Title: Senior Vice President

                                      By: /s/ Georg L. Peters
                                          --------------------------------------
                                          Name:  Georg L. Peters
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: THE BANK OF NEW YORK

                                      By: /s/ Ernest Fung
                                          --------------------------------------
                                          Name:  Ernest Fung
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: MERRILL LYNCH BANK USA

                                      By: /s/ Louis O. Alder
                                          --------------------------------------
                                          Name:  Louis O. Alder
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: SUNTRUST BANK

                                      By: /s/ Todd Sheets
                                          --------------------------------------
                                          Name:  Todd Sheets
                                          Title: AVP

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BANCA DI ROMA NEW YORK

                                      By: /s/ Robert Jozkowski
                                          --------------------------------------
                                          Name:  Robert Jozkowski
                                          Title: Vice President

                                      By: /s/ A. Paoli
                                          --------------------------------------
                                          Name:  A. Paoli
                                          Title: Assistant Treasurer

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: WELLS FARGO BANK

                                      By: /s/ Ernie Pinder
                                          --------------------------------------
                                          Name:  Ernie Pinder
                                          Title: Relationship Manager

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      BANCA POPOLARE DI MILANO, NEW YORK BRANCH

                                      By: /s/ Robert P. Desantes
                                          --------------------------------------
                                          Name:  Robert P. Desantes
                                          Title: Vice President
                                                 Head of Corporate Banking

                                      By: /s/ Giorgio Cuccolo
                                          --------------------------------------
                                          Name:  Giorgio Cuccolo
                                          Title: Executive Vice President
                                                 & General Manager

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: FIRST HAWAIIAN BANK

                                      By: /s/ Charles L. Jenkins
                                          --------------------------------------
                                          Name:  Charles L. Jenkins
                                          Title: Vice President, Manager

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: FLEET NATIONAL BANK

                                      By: /s/ James M. Contis
                                          --------------------------------------
                                          Name:  James M. Contis
                                          Title: Senior Associate

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: BANCA MONTE DEI PASCHI
                                                    DI SIENA S.P.A.

                                      By: /s/ Romeo C. Cella
                                          --------------------------------------
                                          Name:  Romeo C. Cella
                                          Title: Senior Vice President &
                                                 General Manager

                                      By: /s/ Brian R. Landy
                                          --------------------------------------
                                          Name:  Brian R. Landy
                                          Title: Vice President

      Signature Page to that certain First Amendment, dated as of the date first set forth above, to the 5-Year Credit Agreement, dated as of March 28, 2000, among Cit Group Inc. (f/k/a The Cit Group, Inc.), the several banks and other financial institutions parties thereto, J.P. Morgan Securities Inc. (f/k/a Chase Securities Inc.), as Arranger, Barclays Bank Plc, Bank of America, N.A., Citibank, N.A. and MIZUHO Corporate Bank, Ltd. (f/k/a The Dai-Ichi Kangyo Bank, Limited), as Syndication Agents and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as Administrative Agent.

                                      Name of Bank: HSBC BANK USA

                                      By: /s/ Paul M. Lopez
                                          --------------------------------------
                                          Name:  Paul M. Lopez
                                          Title: First Vice President